UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 1, 2006

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     000-51208                  20-2659598
  --------------------------     -------------------        -------------------
(State or Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street Brooklyn, NY                                         11201
--------------------------------------                               -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

     (a) Brooklyn Federal Bancorp, Inc. (the "Registrant") has engaged Beard Miller Company LLP ("bmc") as its new independent registered public accounting firm, effective January 1, 2006. The Registrant continued its relationship with KPMG LLP ("KPMG") as its independent registered public accounting firm through the preparation and filing on December 29, 2005 of the Registrant's Form 10-K for the fiscal year ended September 30, 2005. On December 30, 2005, the Registrant notified KPMG that it was terminating KPMG as principal accountants.

     KPMG's reports on the consolidated financial statements of the Registrant as of and for the years ended September 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. bmc has been engaged to audit the consolidated financial statements of the Registrant as of and for the year ending September 30, 2006. The engagement of bmc was approved by the Registrant's Audit Committee.

     In connection with the audits of the two fiscal years ended September 30, 2005 and the subsequent interim period through the date of this Report, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion and (2) no reportable events.

     The Registrant has provided KPMG with a copy of the disclosures contained in this Report, which was received by KPMG on December 30, 2005. The Registrant has requested KPMG to furnish the Registrant with a letter in response to Item 304(a) of Regulation S-K. Such letter is included in this Report as Exhibit 99.1.

     (b) bmc was engaged by the Registrant on January 1, 2006 to audit the consolidated financial statements of the Registrant as of and for the year ending September 30, 2006. During the period beginning October 1, 2003 through the date of this Report, the Registrant did not consult with bmc regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


Item 9.01.         Financial Statements and Exhibits
                   ---------------------------------

(c) Exhibits.

    Exhibit No.        Description
    ----------         -----------

     99.1               Letter of KPMG regarding change in certifying accountant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BROOKLYN FEDERAL BANCORP, INC.



DATE:  January 4, 2006                 By: /s/ Angelo J. Di Lorenzo
                                           ------------------------
                                           Angelo J. Di Lorenzo
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

      Exhibit No.       Description
      ----------        -----------
        99.1            Letter of KPMG regarding change in certifying accountant